Exhibit 99.1

PRESS RELEASE	Contact: Jeff W. Dick, Chairman & CEO
July 20, 2021, 8:00 AM ET	(703) 481-4567

MainStreet Bancshares, Inc. Reports Record Second Quarter 2021 Earnings

Fairfax, Virginia – July 20, 2021 - MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported net income of $7.1 million for the second quarter of 2021.  This represents a 16.3% Return on Average Equity, a 1.7% Return on Average Assets, $0.87 per share of common stock (basic and diluted), and a book value of $20.18 per common share.

Net interest income of $13.0 million and noninterest income of $1.6 million for the quarter-ended June 30, 2021, are up 21% and 18% respectively from the same period in 2020.

The Company’s cost of funds for the quarter-ended June 30, 2021, is 1.1%, down 37% from the same period a year earlier. The Company remains focused on reducing funding costs, increasing fee income, and improving operating efficiency. The Company’s efficiency ratio is 54% for the quarter-ended June 30, 2021, an 11% improvement from the 61% efficiency ratio reported for the same period a year ago.

Total assets were $1.7 billion on June 30, 2021, an increase of 12% from June 30, 2020.  Net loans were $1.3 billion on June 30, 2021, after the SBA forgiveness of $55 million of Paycheck Protection Program loan balances during the quarter. Asset quality continues to be strong with non-performing assets representing 0.07% of total assets on June 30, 2021.

Non-interest bearing deposits represent a solid one-third of the $1.5 billion in total deposits as of June 30, 2021.  In addition, 74% of the Company’s total deposits are designated as “core deposits”.

A year ago, the Company made a special provision to the Allowance for Loan and Lease Losses (ALLL) based upon an assessment of the potential impact from the COVID 19 pandemic.  At that time, little was known about the pandemic.  A year later and despite the pandemic, the loan portfolio remains strong and continues to perform well.  The local economy also continues to be robust and is quickly recovering from the effects of the pandemic.  The Company updated its assessment as of June 30, 2021, and decided to release $2.1 million of that special provision.   The table below provides a recap of activities relating to the special COVID provision over the past 12 months ending June 30, 2021.

June 30, 2020 Special COVID Provision Adjustments
(000's)
Starting Balance June 30, 2020	$4,522
+ COVID Provision for loans originated between 6/30/2020 and 6/30/2021	658
- Release for recovered/repaid loan 12/31/2020	1,460
- Charged off loan 12/31/2020	300
- Release for indirect loans 03/31/2021	760
- Release for commercial portfolio 6/30/2021	2,135
Ending Balance June 30, 2021	$525

The $525,000 remaining represents a 40 basis-point special COVID provision for the portfolio of hotel loans.  The portfolio of hotel loans is experiencing month-on-month improvements in occupancy rates and room rates, but the Company determined that it is prudent to maintain a special provision for the portfolio of hotel loans.

“Our mid-year performance is the result of a strong effort across every part of the Company,” said Abdul Hersiburane, President of MainStreet Bank.  “We continue to work very closely with our customers; as a community bank, our success is a direct reflection of our customer’s success.  To that end, we are focused on growing new client relationships who appreciate the high level of quality and service that comes standard from MainStreet Bank.”

“As a Company that embraced leading-edge technology from the start, I am pleased to report that we performed exceptionally well throughout the pandemic,” said Jeff W. Dick, Chairman & CEO of MainStreet Bancshares, Inc. and MainStreet Bank.  “That same focus on technology provides us with a platform to scale the delivery of our products and services as we grow, and to continue to improve upon our operating efficiency.  But the true value of our Company is derived from the team of people who bring that technology to life each day – whether from home or at the office.”

ABOUT MAINSTREET BANK:  MainStreet operates seven branches in Herndon, Fairfax, Fairfax City, McLean, Leesburg, Clarendon, and Washington D.C.  MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution.  The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in thousands of businesses in the metropolitan area.

MainStreet Bank has a full complement of payment solutions for financial technology companies and has a team ready to create a perfect solution for their needs.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate.  MainStreet also works with the SBA to offer 7A and 504 lending solutions.  From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer’s experience.

MainStreet Bank was the first community bank in the Washington, DC metropolitan area to offer a full online business banking solution.  MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance.  Further information on the Bank can be obtained by visiting its website at mstreetbank.com. This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties.  The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel.

We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made.  In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands, except share data)

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
ASSETS
Cash and cash equivalents
Cash and due from banks	$120,121	$118,399	$75,935	$102,480	$55,273
Federal funds sold	56,164	51,598	31,593	25,074	21,081
Total cash and cash equivalents	176,285	169,997	107,528	127,554	76,354
Investment securities available for sale, at fair value	165,791	180,028	147,414	118,844	91,823
Investment securities held to maturity, at carrying value	26,136	26,427	22,520	23,114	23,843
Restricted equity securities, at cost	5,039	4,664	4,616	4,616	5,041
Loans held for sale	—	—	57,006	—	—
Loans, net of allowance for loan losses of $11,133, $13,215, $12,877, $14,346, and $13,731, respectively	1,256,436	1,299,169	1,230,379	1,279,899	1,259,012
Premises and equipment, net	13,929	13,975	14,289	14,474	14,416
Other real estate owned, net	1,158	1,180	1,180	1,580	1,175
Accrued interest and other receivables	8,752	9,349	9,604	8,579	7,458
Bank owned life insurance	35,736	25,518	25,341	25,157	24,959
Other assets	18,433	12,722	23,288	26,371	24,786
Total Assets	$1,707,695	$1,743,029	$1,643,165	$1,630,188	$1,528,867
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$486,001	$492,463	$370,497	$416,648	$388,104
Interest bearing DDA deposits	68,028	69,180	70,307	72,807	18,266
Savings and NOW deposits	72,353	72,259	74,099	69,015	65,876
Money market deposits	310,303	342,468	426,600	348,146	332,246
Time deposits	528,247	561,772	496,743	510,429	537,840
Total deposits	1,464,932	1,538,142	1,438,246	1,417,045	1,342,332
Federal Home Loan Bank advances and other borrowings	—	—	—	—	10,000
Subordinated debt	40,576	14,841	14,834	14,827	14,819
Other liabilities	22,559	17,868	22,420	25,055	21,546
Total Liabilities	1,528,067	1,570,851	1,475,500	1,456,927	1,388,697
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,527	—
Common stock	29,446	29,437	29,130	32,460	32,433
Capital surplus	66,667	66,233	66,116	75,217	74,850
Retained earnings	55,676	49,090	44,179	37,105	31,933
Accumulated other comprehensive income	576	155	977	952	954
Total Stockholders’ Equity	179,628	172,178	167,665	173,261	140,170
Total Liabilities and Stockholders’ Equity	$1,707,695	$1,743,029	$1,643,165	$1,630,188	$1,528,867

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
INTEREST INCOME:
Interest and fees on loans	$31,049	$28,619	$15,257	$15,792	$15,933	$15,083	$14,399
Interest on investment securities	1,127	997	597	530	519	491	496
Interest on federal funds sold	35	404	20	15	15	12	9
Total interest income	32,211	30,020	15,874	16,337	16,467	15,586	14,904
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	110	153	55	55	108	56	36
Interest on savings and NOW deposits	89	114	47	42	52	55	50
Interest on money market deposits	497	1,252	220	277	418	490	474
Interest on time deposits	4,244	6,900	1,994	2,250	2,583	2,841	3,333
Interest on Federal Home Loan Bank advances and other borrowings	—	94	—	—	—	13	44
Interest on subordinated debt	805	482	567	238	240	245	241
Total interest expense	5,745	8,995	2,883	2,862	3,401	3,700	4,178
Net interest income	26,466	21,025	12,991	13,475	13,066	11,886	10,726
Provision for (recovery of) loan losses	(1,760)	5,925	(2,080)	320	(2,950)	635	5,575
Net interest income after provision for (recovery of) loan losses	28,226	15,100	15,071	13,155	16,016	11,251	5,151
NON-INTEREST INCOME:
Deposit account service charges	1,160	920	621	539	509	487	433
Bank owned life insurance income	395	397	218	177	183	199	198
Loan swap fee income	—	826	—	—	833	1,851	423
Net gain on held-to-maturity securities	3	—	—	3	—	—	—
Net gain on sale of loans	474	—	130	344	—	33	—
Other fee income	969	589	586	383	378	288	264
Total other income	3,001	2,732	1,555	1,446	1,903	2,858	1,318
NON-INTEREST EXPENSES:
Salaries and employee benefits	9,430	8,696	4,663	4,767	4,746	4,495	4,263
Furniture and equipment expenses	1,026	954	500	526	601	574	500
Advertising and marketing	677	447	402	275	290	266	191
Occupancy expenses	693	578	387	306	360	332	311
Outside services	616	481	280	336	263	215	205
Administrative expenses	291	341	141	150	166	167	177
Other operating expenses	2,950	3,005	1,500	1,449	1,732	1,589	1,713
Total other expenses	15,683	14,502	7,873	7,809	8,158	7,638	7,360
Income before income tax expense (benefit)	15,544	3,330	8,753	6,792	9,761	6,471	(891)
Income tax expense (benefit)	2,969	494	1,627	1,342	2,051	1,299	(257)
Net Income (loss)	12,575	2,836	7,126	5,450	7,710	5,172	(634)
Preferred stock dividends	1,078	—	539	539	635	—	—
Net income (loss) available to common shareholders	11,497	$2,836	$6,587	$4,911	$7,075	$5,172	$(634)
Net income (loss) per common share, basic and diluted	1.53	$0.34	$0.87	$0.65	$0.92	$0.63	$(0.08)
Weighted average number of common shares, basic and diluted	7,535,061	8,275,344	7,546,452	7,523,547	7,700,470	8,272,570	8,263,370

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	June 30, 2021		March 31, 2021		June 30, 2020		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$328,480	25.8%	$327,393	24.8%	$283,971	22.2%	0.3%	15.7%
Residential real estate loans	190,426	14.9%	181,649	13.8%	171,411	13.4%	4.8%	11.1%
Commercial real estate loans	503,514	39.5%	499,133	37.8%	497,279	38.8%	0.9%	1.3%
Commercial industrial loans - Other	93,837	7.4%	92,680	7.0%	96,640	7.6%	1.2%	-2.9%
Commercial industrial loans - PPP Loans	124,578	9.8%	179,835	13.6%	171,650	13.4%	-30.7%	-27.4%
Consumer loans	33,643	2.6%	39,564	3.0%	59,551	4.6%	-15.0%	-43.5%
Total Gross Loans	$1,274,478	100.0%	$1,320,254	100.0%	$1,280,502	100.0%	-3.5%	-0.5%
Less: Allowance for loan losses	(11,133)		(13,215)		(13,731)
Net deferred loan fees	(6,909)		(7,870)		(7,759)
Net Loans	$1,256,436		$1,299,169		$1,259,012
DEPOSITS:
Non-interest bearing demand deposits	$486,001	33.2%	492,463	32.0%	$388,104	28.9%	-1.3%	25.2%
Interest-bearing demand deposits:
Demand deposits	68,028	4.6%	69,180	4.5%	18,266	1.4%	-1.7%	272.4%
Savings and NOW deposits	72,353	4.9%	72,259	4.7%	65,876	4.9%	0.1%	9.8%
Money market accounts	310,303	21.2%	342,468	22.3%	332,246	24.8%	-9.4%	-6.6%
Certificates of deposit $250,000 or more	303,769	20.7%	287,154	18.7%	213,051	15.9%	5.8%	42.6%
Certificates of deposit less than $250,000	224,478	15.4%	274,618	17.8%	324,789	24.1%	-18.3%	-30.9%
Total Deposits	$1,464,932	100.0%	$1,538,142	100.0%	$1,342,332	100.0%	-4.8%	9.1%
BORROWINGS:
Federal Home Loan Bank advances	—	0.0%	—	0.0%	10,000	40.3%	0.0%	-100.0%
Subordinated debt	40,576	100.0%	14,841	100.0%	14,819	59.7%	173.4%	173.8%
Total Borrowings	$40,576	100.0%	$14,841	100.0%	$24,819	100.0%	173.4%	63.5%
Total Deposits and Borrowings	$1,505,508		$1,552,983		$1,367,151		-3.1%	10.1%

Core customer funding sources (1)	$1,118,795	74.3%	$1,159,207	74.6%	$939,474	68.7%	-3.5%	19.1%
Brokered and listing service sources (2)	346,137	23.0%	378,935	24.4%	402,858	29.5%	-8.7%	-14.1%
Federal Home Loan Bank advances	—	0.0%	—	0.0%	10,000	0.7%	0.0%	-100.0%
Subordinated debt (3)	40,576	2.7%	14,841	1.0%	14,819	1.1%	173.4%	173.8%
Total Funding Sources	$1,505,508	100.0%	$1,552,983	100.0%	$1,367,151	100.0%	-3.1%	10.1%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended June 30, 2021			For the three months ended June 30, 2020
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)(2)(3)	$1,302,722	$15,257	4.70%	$1,213,250	$14,399	4.76%
Investment securities	90,820	597	2.64%	73,186	496	2.72%
Federal funds and interest-bearing deposits	245,257	20	0.03%	126,164	9	0.03%
Total interest earning assets	$1,638,799	$15,874	3.89%	$1,412,600	$14,904	4.23%
Other assets	69,950			69,741
Total assets	$1,708,749			$1,482,341
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$68,714	$55	0.32%	$17,507	$36	0.82%
Money market deposit accounts	322,332	220	0.27%	303,118	474	0.63%
Savings and NOW deposits	71,747	47	0.26%	62,733	50	0.32%
Time deposits	538,766	1,994	1.48%	548,728	3,333	2.44%
Total interest-bearing deposits	$1,001,559	$2,316	0.93%	$932,086	$3,893	1.68%
Federal funds and repos purchased	1	—	—	1	—	—
Subordinated debt	39,716	567	5.73%	14,816	241	6.52%
FHLB borrowings	—	—	—	10,000	44	1.76%
Total interest-bearing liabilities	$1,041,276	$2,883	1.11%	$956,903	$4,178	1.75%
Demand deposits and other liabilities	491,857			383,480
Total liabilities	$1,533,133			$1,340,383
Stockholders’ Equity	175,616			141,958
Total Liabilities and Stockholders’ Equity	$1,708,749			$1,482,341
Interest Rate Spread			2.78%			2.48%
Net Interest Income		$12,991			$10,726
Net Interest Margin			3.18%			3.05%
Net Interest Margin, excluding PPP loans(4)			3.10%			3.08%

(1)	Includes loans classified as non-accrual
(2)	Includes average PPP balances of $161.8 million and related interest income of approximately $404,000 for the three months ended June 30, 2021
(3)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the six months ended June 30, 2021			For the six months ended June 30, 2020
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)(2)(3)	$1,311,085	$31,049	4.78%	$1,135,995	$28,619	5.08%
Investment securities	90,347	1,127	2.52%	73,512	997	2.73%
Federal funds and interest-bearing deposits	219,648	35	0.03%	131,239	404	0.62%
Total interest earning assets	$1,621,080	$32,211	4.01%	$1,340,746	$30,020	4.52%
Other assets	70,337			64,550
Total assets	$1,691,417			$1,405,296
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$68,556	$110	0.32%	$25,532	$153	1.21%
Money market deposit accounts	367,424	497	0.27%	266,638	1,252	0.95%
Savings and NOW deposits	70,875	89	0.25%	62,716	114	0.37%
Time deposits	509,465	4,244	1.68%	557,921	6,900	2.49%
Total interest-bearing deposits	$1,016,320	$4,940	0.98%	$912,807	$8,419	1.86%
Federal funds and repos purchased	—	—	—	1	—	—
Subordinated debt	27,346	805	5.94%	14,813	482	6.56%
FHLB borrowings	—	—	—	10,165	94	1.86%
Total interest-bearing liabilities	$1,043,666	$5,745	1.11%	$937,786	$8,995	1.93%
Demand deposits and other liabilities	474,566			326,949
Total liabilities	$1,518,232			$1,264,735
Stockholders’ Equity	173,185			140,561
Total Liabilities and Stockholders’ Equity	$1,691,417			$1,405,296
Interest Rate Spread			2.90%			2.59%
Net Interest Income		$26,466			$21,025
Net Interest Margin			3.29%			3.16%
Net Interest Margin, excluding PPP loans(4)			3.15%			3.18%

(1)	Includes loans classified as non-accrual and loans held for sale
(2)	Includes average PPP balances of $158.0 million and related interest income of approximately $709,000 for the three months ended June 30, 2021
(3)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.87	$(0.08)	$1.53	$0.34
Book value per common share	$20.18	$16.96	$20.18	$16.96
Weighted average common shares (basic and diluted)	7,546,452	8,263,370	7,535,061	8,275,344
Common shares outstanding at end of period	7,549,398	8,263,941	7,549,398	8,263,941
Performance Ratios
Return on average assets (annualized)	1.67%	(0.17)%	1.50%	0.41%
Return on average assets, excluding impact of PPP loans (annualized)(2)	1.44%	(0.47)%	1.18%	0.29%
Return on average equity (annualized)	16.28%	(1.79)%	14.64%	4.07%
Return on average common equity (annualized)	17.81%	(1.79)%	15.89%	4.07%
Yield on earning assets (annualized)	3.89%	4.23%	4.01%	4.52%
Cost of interest bearing liabilities (annualized)	1.11%	1.75%	1.11%	1.93%
Net interest spread	2.78%	2.48%	2.90%	2.59%
Net interest margin (annualized)	3.18%	3.05%	3.29%	3.16%
Net interest margin, excluding PPP loans (annualized)(2)	3.10%	3.08%	3.15%	3.18%
Noninterest income as a percentage of average assets (annualized)	0.37%	0.36%	0.36%	0.39%
Noninterest expense to average assets (annualized)	1.85%	1.99%	1.87%	2.08%
Efficiency ratio(3)	54.12%	61.11%	53.22%	61.04%
Asset Quality
Commercial real estate loans to total capital (4)	346.23%	405.25%	346.23%	405.25%
Construction loans to total capital (5)	154.63%	170.04%	154.63%	170.04%
Loans 30-89 days past due to total gross loans	0.07%	0.01%	0.07%	0.01%
Loans 90 days past due to total gross loans	0.00%	0.23%	0.00%	0.23%
Non-accrual loans to total gross loans	0.00%	0.24%	0.00%	0.24%
Other real estate owned	$1,158	$1,175	$1,158	$1,175
Non-performing assets	$1,158	$4,225	$1,158	$4,225
Non-performing assets to total assets	0.07%	0.28%	0.07%	0.28%
Non-performing assets to total assets, excluding PPP loans(2)	0.07%	0.31%	0.07%	0.31%
Allowance for loan losses to total gross loans	0.87%	1.21%	0.87%	1.21%
Allowance for loan losses to total loans, excluding PPP loans(2)	0.97%	1.24%	0.97%	1.24%
Allowance for loan losses to non-performing assets	9.61	3.66	9.61	3.66
Net loan charge-offs (recoveries)	$2	$1,742	$(16)	$1,778
Net charge-offs (recoveries) to average gross loans (annualized)	0.00%	0.58%	0.00%	0.30%
Net charge-offs (recoveries) to average gross loans, excluding PPP loans (annualized)(2)	0.00%	0.65%	0.00%	0.32%
Troubled debt restructurings (total)
Performing in accordance with modified terms	$—	$—	$—	$—
Not performing in accordance with modified terms	$—	$—	$—	$—
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.25%	13.26%	16.25%	13.26%
Tier 1 risk-based capital ratio	15.40%	12.16%	15.40%	12.16%
Leverage ratio	11.78%	10.23%	11.78%	10.23%
Common equity tier 1 ratio	15.40%	12.16%	15.40%	12.16%
Other information
Closing stock price	$22.58	$13.20	$22.58	$13.20
Equity / assets	10.52%	9.17%	10.52%	9.17%
Equity / assets, excluding PPP loans(2)	11.34%	10.33%	11.34%	10.33%
Average equity / average assets	10.28%	9.58%	10.24%	10.00%
Average equity / average assets, less average PPP loans(2)	11.35%	10.54%	11.29%	10.51%
Number of full time equivalent employees	129	121	129	121
# Full service branch offices	7	7	7	7

(1)	Regulatory capital ratios as of June 30, 2021 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes non-owner occupied and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended June 30,		For the six months ended June 30,
	2021	2020	2021	2020
Paycheck Protection Program adjustment impact
Loans held for investment (GAAP)	$1,274,478	$1,280,502	$1,274,478	$1,280,502
Less: PPP loans	124,578	171,650	124,578	171,650
Loans held for investment, excluding PPP (non-GAAP)	$1,149,900	$1,108,852	$1,149,900	$1,108,852

Average loans held for investment (GAAP)	$1,302,722	$1,213,250	$1,311,085	$1,135,995
Less: Average PPP loans	161,784	135,247	158,029	67,623
Average loans held for investment, excluding PPP (non-GAAP)	$1,140,938	$1,078,003	$1,153,056	1,068,372

	For the three months ended June 30,		For the six months ended June 30,
	2021	2020	2021	2020
Net interest margin adjustment
Net interest income (GAAP)	$12,991	$10,726	$26,466	$21,025
Less: PPP fees recognized	1,180	591	2,821	591
Less: PPP interest income earned	404	337	790	337
Net interest income, excluding PPP income (non-GAAP)	11,407	9,798	22,855	20,097

Average interest earning assets (GAAP)	1,638,799	1,412,600	1,621,080	1,340,746
Less: average PPP loans	161,784	135,247	158,029	67,623
Average interest earning assets, excluding PPP (non-GAAP)	1,477,015	1,277,353	1,463,051	1,273,123

Net interest margin (GAAP)	3.18%	3.05%	3.29%	3.16%
Net interest margin, excluding PPP (non-GAAP)	3.10%	3.08%	3.15%	3.18%

	For the three months ended June 30,		For the six months ended June 30,
	2021	2020	2021	2020
Total asset adjustment
Total assets (GAAP)	$1,707,695	$1,528,867	$1,707,695	$1,528,867
Less: PPP loans	124,578	171,650	124,578	171,650
Total assets, excluding PPP loans (non-GAAP)	1,583,117	1,357,217	1,583,117	1,357,217
Total equity (GAAP)	179,628	140,170	179,628	140,170
Equity / assets, excluding PPP loans (non-GAAP)	11.35%	10.33%	11.35%	10.33%

Average asset adjustment
Average assets (GAAP)	1,708,749	1,482,341	1,691,417	1,405,297
Less: average PPP loans	161,784	135,247	158,029	67,623
Total average assets, excluding average PPP loans	1,546,965	1,347,094	1,533,388	1,337,674
Total average equity (GAAP)	175,616	141,958	173,185	140,561
Average equity / average assets, excluding average PPP loans (non-GAAP)	11.35%	10.54%	11.29%	10.51%

	For the three months ended June 30,		For the six months ended June 30,
	2021	2020	2021	2020
Return on Average Assets, adjusted
Net income (loss) (GAAP)	$7,126	$(634)	$12,575	$2,836
Less: PPP fees recognized	1,180	591	2,821	591
Less: PPP interest income earned	404	337	790	337
Net income (loss), excluding PPP income (non-GAAP)	5,542	(1,562)	8,964	1,908
Average total assets	1,708,749	1,482,341	1,691,417	1,405,297
Less: average PPP loans	161,784	135,247	158,029	67,623
Average total assets, excluding PPP (non-GAAP)	1,546,965	1,347,094	1,533,388	1,337,674
Return on average assets, excluding PPP (non-GAAP)	1.44%	(0.47)%	1.18%	0.29%

	For the three months ended June 30,		For the six months ended June 30,
	2021	2020	2021	2020
Nonperforming Assets to total assets, adjusted
Total nonperforming assets (GAAP)	$1,158	$4,225	$1,158	$4,225
Total assets (GAAP)	1,707,695	1,528,867	1,707,695	1,528,867
Less: PPP loans	124,578	171,650	124,578	171,650
Total assets, excluding PPP loans (non-GAAP)	1,583,117	1,357,217	1,583,117	1,357,217
Nonperforming assets to total assets, excluding PPP loans (non-GAAP)	0.07%	0.31%	0.07%	0.31%

	For the three months ended June 30,		For the six months ended June 30,
	2021	2020	2021	2020
Allowance for loan losses, adjusted
Allowance for loan losses (GAAP)	$11,133	$13,731	$11,133	$13,731
Total gross loans (GAAP)	1,274,478	1,280,502	1,274,478	1,280,502
Less: PPP loans	124,578	171,650	124,578	171,650
Total gross loans, excluding PPP loans (non-GAAP)	1,149,900	1,108,852	1,149,900	1,108,852
Allowance for loan losses to total loans, excluding PPP (non-GAAP)	0.97%	1.24%	0.97%	1.24%

	For the three months ended June 30,		For the six months ended June 30,
	2021	2020	2021	2020
Net charge-offs to average loans, adjusted
Total net charge-offs (recoveries) (GAAP)	$2	1,742	$(16)	$1,778
Total average gross loans (GAAP)	1,302,722	1,213,250	1,311,085	1,136,885
Less: average PPP loans	161,784	135,247	158,029	67,623
Total average gross loans, excluding PPP loans (non-GAAP)	1,140,938	1,078,003	1,153,056	1,069,262
Net charge-offs (recoveries) to average gross loans, excluding PPP (annualized) (non-GAAP)	0.00%	0.65%	0.00%	0.32%